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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 31, 1996

                               VARITY CORPORATION
               (Exact name of registrant as specified in charter)

         DELAWARE                    1-5190               22-3091314
     (State or other        (Commission File Number)     (IRS Employer
       jurisdiction                                     Identification
    of incorporation)                                        No.)

 672 DELAWARE AVENUE, BUFFALO, NEW
                YORK                    14209
  (Address of Principal executive     (Zip Code)
              offices)

                 Registrant's telephone number: (716) 888-8000

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ITEM: 5.  OTHER EVENTS

    On May 31, 1996, Varity Corporation and Lucas Industries plc jointly announced the execution of a definitive agreement to merge the two companies. The agreement is attached as Exhibit 2 hereto and incorporated herein by reference.

ITEM: 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

    The following Exhibit is filed with this Current Report in Form 8-K:

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
 EXHIBIT
  NUMBER
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
    2       Agreement between Lucas Industries plc and Varity Corporation dated as of May  31,
            1996 including:

            (i)  Exhibit I  thereto, Transaction  Agreement between  Lucas Industries  plc and
                Varity Corporation  and to  be  entered into  by  LucasVarity plc  and  Varity
                Combination Corporation, dated as of May 31, 1996; and

            (ii)  Exhibit  II  thereto,  VAR  Service Agreement  to  be  entered  into between
                 LucasVarity plc and Victor A. Rice, dated as of May 31, 1996.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Date: June 4, 1996

                                          VARITY CORPORATION

                                          (Registrant)
                                          By:        /s/ KENNETH L. WALKER

                                             -----------------------------------
                                                   Name: Kenneth L. Walker
                                               Title: VICE PRESIDENT, GENERAL
                                                           COUNSEL
                                                     Varity Corporation
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                                 EXHIBIT INDEX

    Current Report on Form 8-K
    Report Dated June 4, 1996

 EXHIBIT
  NUMBER
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
    2       Agreement between Lucas Industries plc and Varity Corporation dated as of May  31,
            1996 including:

            (i)  Exhibit I  thereto, Transaction  Agreement between  Lucas Industries  plc and
                Varity Corporation  and to  be  entered into  by  LucasVarity plc  and  Varity
                Combination Corporation, dated as of May 31, 1996; and

            (ii)  Exhibit  II  thereto,  VAR  Service Agreement  to  be  entered  into between
                 LucasVarity plc and Victor A. Rice, dated as of May 31, 1996.
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